DUFF & PHELPS

DUFF & PHELPS REPORTS
FIRST QUARTER 2009 FINANCIAL RESULTS

FIRST QUARTER HIGHLIGHTS:

•	Revenues excluding reimbursable expenses of $89.3 million

•	Adjusted EBITDA(1) of $15.2 million, representing a 17.0% margin

•	Adjusted pro forma net income per share(1) of $0.20

NEW YORK, May 5, 2009  –  Duff & Phelps Corporation (NYSE: DUF), a leading independent provider of financial advisory and investment banking services, today announced financial results for its first quarter of 2009.

For the quarter ended March 31, 2009, Duff & Phelps generated revenues excluding reimbursable expenses of $89.3 million, compared to $93.2 million for the corresponding prior year quarter.

Adjusted EBITDA(1) for the quarter was $15.2 million, representing 17.0% of revenues excluding reimbursable expenses, compared to $18.8 million for the corresponding prior year quarter, representing 20.2% of revenues excluding reimbursable expenses.  Fully diluted net income per share of Class A common stock was $0.13, compared to $0.11 for the corresponding prior year quarter.

Adjusted pro forma net income(1) was $7.0 million, or $0.20 per share on a fully exchanged, fully diluted basis, compared to $9.1 million, or $0.27 per share, for the corresponding prior year quarter.

“We are very pleased with the ramp-up of our counter- and non-cyclical businesses in the current economic climate,” commented Noah Gottdiener, chairman of the board and chief executive officer.  “These practices, in particular restructuring, dispute consulting and portfolio valuation, have experienced meaningful growth in this environment, providing a counterbalance to our M&A-related services.  In addition, we believe we are well positioned to take advantage of an M&A recovery while continuing to benefit from the longer-term trends in our other businesses.”

“Duff & Phelps’ first quarter results highlight our resilient and balanced portfolio of services as well as the continued demand for independent valuation expertise,” said Gerry Creagh, president.  “Furthermore, we are maintaining our focus on expense discipline and operational efficiency in order to deliver profitable returns to our shareholders while driving our performance based culture.”

(1)	Adjusted EBITDA, adjusted pro forma net income and adjusted pro forma net income per share are non-GAAP financial measures. See definitions and disclosures herein.

Earnings Call Webcast

As previously announced, Duff & Phelps will host a conference call today, May 5, 2009, at 8:30 a.m. EDT to discuss the Company’s financial results.  Interested parties can access the webcast for this call through http://ir.duffandphelps.com/events.cfm.

About Duff & Phelps

As a leading global independent provider of financial advisory and investment banking services, Duff & Phelps delivers trusted advice to our clients principally in the areas of valuation, transactions, financial restructuring, dispute and taxation.  Our world class capabilities and resources, combined with an agile and responsive delivery, distinguish our clients’ experience in working with us.  With more than 1,200 employees serving clients worldwide through offices in North America, Europe and Asia, Duff & Phelps is committed to fulfilling its mission to protect, recover and maximize value for its clients.  Investment banking services in North America are provided by Duff & Phelps Securities, LLC.  Investment banking services in Europe are provided by Duff & Phelps Securities Ltd. Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority.  For more information, visit www.duffandphelps.com.  (NYSE: DUF)

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure and is reconciled as follows (in thousands):

	Three Months Ended
	March 31,	March 31,
	2009	2008
Revenues (excluding reimbursable expenses)	$89,265	$93,153

Net income attributable to Duff & Phelps Corporation	$1,765	$1,415
Net income attributable to the noncontrolling interest	4,816	5,277
Provision for income taxes	2,112	2,264
Other expense, net	658	1,081
Depreciation and amortization	2,562	2,176
Acquisition retention expenses	-	310
Equity-based compensation associated with Legacy Units and IPO Options	3,253	6,269

Adjusted EBITDA	$15,166	$18,792

Adjusted EBITDA as a percentage of revenues	17.0%	20.2%

Adjusted EBITDA is a non-GAAP financial measure.  We believe that Adjusted EBITDA provides a relevant and useful alternative measure of our ongoing profitability and performance, when viewed in conjunction with GAAP measures, as it adjusts net income attributable to Duff & Phelps Corporation for (a) interest expense and depreciation and amortization (a significant portion of which relates to debt and capital investments that have been incurred as the result of acquisitions and investments in stand-alone infrastructure which we do not expect to incur at the same levels in the future), (b) equity-based compensation associated with the Legacy Units a significant portion of which is due to certain one-time grants associated with predecessor acquisitions and IPO Options, (c) acquisition retention expenses which are related to deferred payments associated with prior acquisitions, and (d) net income attributable to the noncontrolling interest.

Given the level of acquisition activity during the period prior to the Company’s initial public offering (“Predecessor”), and related capital investments and one time equity grants associated with acquisitions during the Predecessor period (which we do not expect to incur at the same levels in periods subsequent to the Company’s initial public offering) and the IPO, and our belief that, as a professional services organization, our operations are not capital intensive on an ongoing basis, we believe the Adjusted EBITDA measure, in addition to GAAP financial measures, provides a relevant and useful benchmark for investors, in order to assess our financial performance and comparability to other companies in our industry.  The Adjusted EBITDA measure is utilized by our senior management to evaluate our overall performance and operating expense characteristics and to compare our performance to that of certain of our competitors.  A measure similar to Adjusted EBITDA is the principal measure that determines the compensation of our senior management team.  In addition, a measure similar to Adjusted EBITDA is a key measure that determines compliance with certain financial covenants under our senior secured credit facility.  Management compensates for the inherent limitations associated with using the Adjusted EBITDA measure through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net income or loss.  Furthermore, management also reviews GAAP measures, and evaluates individual measures that are not included in Adjusted EBITDA such as our level of capital expenditures, equity issuance and interest expense, among other measures.

Adjusted EBITDA, as defined by the Company, consists of net income attributable to Duff & Phelps Corporation before (a) net income attributable to the noncontrolling interest, (b) provision for income taxes, (c) other expense, net, (d) depreciation and amortization, (e) acquisition retention expenses, and (f) equity-based compensation associated with Legacy Units and IPO Options included in (i) compensation and benefits and (ii) selling, general and administrative expenses.

This non-GAAP financial measure is not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating income, net income or loss, net income or loss per share, cash flow from continuing operating activities or any other measure of performance or liquidity derived in accordance with GAAP.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures.  In addition, it should be noted that companies calculate Adjusted EBITDA differently and, therefore, Adjusted EBITDA as presented for us may not be comparable to Adjusted EBITDA reported by other companies.

Adjusted pro forma net income, as defined by Duff & Phelps, consists of Adjusted EBITDA (as defined above), less depreciation and amortization, interest income and expense, other income and pro forma corporate income tax applied at an assumed 41.4% and 41.2% rate for the quarters ended March 31, 2009 and 2008, respectively.  Adjusted pro forma net income per share, as defined by Duff & Phelps, consists of adjusted pro forma net income divided by the weighted average number of the Company's Class A and Class B shares for the applicable period, giving effect to the dilutive impact, if any, of stock options and restricted stock awards.

Disclosure Regarding Forward-Looking Statements

Statements in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), which reflect the Company’s current views with respect to, among other things, future events and financial performance.  The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words.  Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations.  The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved.  Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity.  If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements.  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission (“SEC”) on February 26, 2009, and in any subsequent filings of our Form 10-Qs.  The forward-looking statements included in this press release are made only as of the date of this filing with the SEC.  The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor and Media Relations

Marty Dauer
+ 1 212 871 7700
investor.relations@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31,	March 31,
	2009	2008

Revenues	$89,265	$93,153
Reimbursable expenses	2,037	2,328
Total revenues	91,302	95,481

Direct client service costs
Compensation and benefits (including $4,262 and $4,624 of equity-based compensation for the three months ended March 31, 2009 and 2008, respectively)	51,130	53,044
Other direct client service costs	1,304	1,622
Acquisition retention expenses	-	310
Reimbursable expenses	2,015	2,269
Subtotal	54,449	57,245

Operating expenses
Selling, general and administrative expenses (including $1,892 and $2,714 of equity-based compensation for the three months ended March 31, 2009 and 2008, respectively)	24,940	26,023
Depreciation and amortization	2,562	2,176
Subtotal	27,502	28,199

Operating income	9,351	10,037

Other expense/(income)
Interest income	(14)	(483)
Interest expense	655	973
Other expense	17	591
Subtotal	658	1,081

Income before income taxes	8,693	8,956

Provision for income taxes	2,112	2,264

Net income	6,581	6,692

Less: Net income attributable to noncontrolling interest	4,816	5,277

Net income attributable to Duff & Phelps Corporation	$1,765	$1,415

Weighted average shares of Class A common stock outstanding
Basic	13,479	13,064
Diluted	13,973	13,064

Net income per share attributable to stockholders of Class A common stock of Duff & Phelps Corporation
Basic	$0.13	$0.11
Diluted	$0.13	$0.11

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SUMMARY OF REVENUES BY SEGMENT
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,	March 31,	Dollar	Percent
	2009	2008	Change	Change
Financial Advisory
Valuation Advisory	$40,370	$46,861	$(6,491)	-13.9%
Tax Services	10,878	8,889	1,989	22.4%
Dispute & Legal Management Consulting	9,643	5,687	3,956	69.6%
	60,891	61,437	(546)	-0.9%

Corporate Finance Consulting
Portfolio Valuation	6,295	2,382	3,913	164.3%
Financial Engineering	4,148	3,318	830	25.0%
Strategic Value Advisory	2,620	2,262	358	15.8%
Due Diligence	1,553	4,460	(2,907)	-65.2%
	14,616	12,422	2,194	17.7%

Investment Banking
Transaction Opinions	6,101	10,928	(4,827)	-44.2%
Global Restructuring Advisory	5,578	2,834	2,744	96.8%
M&A Advisory	2,079	5,532	(3,453)	-62.4%
	13,758	19,294	(5,536)	-28.7%

Total Revenues (excluding reimbursables)	$89,265	$93,153	$(3,888)	-4.2%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

	Three Months Ended
	March 31,	March 31,	Unit	Percent
	2009	2008	Change	Change
Financial Advisory
Revenues (excluding reimbursables)	$60,891	$61,437	$(546)	-0.9%
Segment operating income	$10,349	$9,455	$894	9.5%
Segment operating income margin	17.0%	15.4%	1.6%	10.4%

Corporate Finance Consulting
Revenues (excluding reimbursables)	$14,616	$12,422	$2,194	17.7%
Segment operating income	$3,252	$2,901	$351	12.1%
Segment operating income margin	22.2%	23.4%	-1.1%	-4.7%

Investment Banking
Revenues (excluding reimbursables)	$13,758	$19,294	$(5,536)	-28.7%
Segment operating income	$1,543	$6,377	$(4,834)	-75.8%
Segment operating income margin	11.2%	33.1%	-21.8%	-66.1%

Total
Revenues (excluding reimbursables)	$89,265	$93,153

Segment operating income	$15,144	$18,733
Net client reimbursable expenses	22	59
Equity-based compensation from
Legacy Units and IPO Options	(3,253)	(6,269)
Depreciation and amortization	(2,562)	(2,176)
Acquisition retention expenses	-	(310)
Operating income	$9,351	$10,037

Average Client Service Professionals
Financial Advisory	700	665	35	5.3%
Corporate Finance Consulting	131	112	19	17.0%
Investment Banking	136	102	34	33.3%
Total	967	879	88	10.0%

End of Period Client Service Professionals
Financial Advisory	681	681	-	0.0%
Corporate Finance Consulting	130	124	6	4.8%
Investment Banking	137	109	28	25.7%
Total	948	914	34	3.7%

Revenue per Client Service Professional
Financial Advisory	$87	$92	$(5)	-5.4%
Corporate Finance Consulting	$112	$111	$1	0.9%
Investment Banking	$101	$189	$(88)	-46.6%
Total	$92	$106	$(14)	-13.2%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT – CONTINUED
(In thousands, except rate-per-hour and headcount data)
(Unaudited)

	Three Months Ended
	March 31,	March 31,	Unit	Percent
	2009	2008	Change	Change
Utilization(1)
Financial Advisory	67.1%	67.1%	0.0%	0.0%
Corporate Finance Consulting	55.6%	61.5%	-5.9%	-9.6%

Rate-Per-Hour(2)
Financial Advisory	$306	$321	$(15)	-4.7%
Corporate Finance Consulting	$428	$344	$84	24.4%

Revenues (excluding reimbursables)
Financial Advisory	$60,891	$61,437	$(546)	-0.9%
Corporate Finance Consulting	14,616	12,422	2,194	17.7%
Investment Banking	13,758	19,294	(5,536)	-28.7%
Total	$89,265	$93,153	$(3,888)	-4.2%

Average Number of Managing Directors
Financial Advisory	101	84	17	20.2%
Corporate Finance Consulting	30	19	11	57.9%
Investment Banking	36	30	6	20.0%
Total	167	133	34	25.6%

End of Period Managing Directors
Financial Advisory	101	84	17	20.2%
Corporate Finance Consulting	30	21	9	42.9%
Investment Banking	38	30	8	26.7%
Total	169	135	34	25.2%

Revenue per Managing Director
Financial Advisory	$603	$731	$(128)	-17.5%
Corporate Finance Consulting	$487	$654	$(167)	-25.5%
Investment Banking	$382	$643	$(261)	-40.6%
Total	$535	$700	$(165)	-23.6%

(1)
The utilization rate for any given period is calculated by dividing the number of hours incurred by client service professionals who worked on client assignments (including internal projects for the Company) during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days.  Financial Advisory utilization excludes approximately 60 client service professionals due to the acquisition of Rash & Associates, L.P. (“Rash”).

(2)
Average billing rate-per-hour is calculated by dividing applicable revenues for the period by the number of hours worked on client assignments (including internal projects for the Company) during the same period.  Financial Advisory revenues used to calculate rate-per-hour exclude approximately $1,892 and $2,024 of revenues associated with Rash in the three months ended March 31, 2009 and 2008, respectively.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)

	March 31,	December 31,
	2009	2008
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$49,376	$81,381
Accounts receivable, net	53,873	55,876
Unbilled services	30,515	17,938
Prepaid expenses and other current assets	6,394	6,599
Net deferred income taxes, current	2,115	4,304
Total current assets	142,273	166,098

Property and equipment, net	28,858	28,350
Goodwill	116,944	116,456
Intangible assets, net	30,735	32,197
Other assets	3,438	3,541
Investments related to deferred compensation plan (Note 10)	11,044	7,946
Net deferred income taxes, non-current	61,216	61,609
Total non-current assets	252,235	250,099

Total assets	$394,508	$416,197

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$4,515	$3,692
Accrued expenses	2,949	4,424
Accrued compensation and benefits	11,393	39,282
Accrued benefits related to deferred compensation plan (Note 10)	13,422	8,479
Deferred revenue	3,214	3,280
Equity-based compensation liability	20	1,115
Current portion of long-term debt (Note 8)	794	794
Current portion due to non-controlling unitholders	3,148	3,148
Total current liabilities	39,455	64,214

Long-term debt, less current portion (Note 8)	41,869	42,178
Other long-term liabilities	16,595	16,715
Due to non-controlling unitholders, less current portion	55,331	55,331
Total non-current liabilities	113,795	114,224

Total liabilities	153,250	178,438

Commitments and contingencies (Note 11)

Stockholders' equity
Preferred stock (50,000 shares authorized; zero issued and outstanding)	-	-
Class A common stock, par value $0.01 per share (100,000 shares authorized; 15,905 and 14,719 shares issued and outstanding at March 31, 2009 and December 31, 2008, respectively)	159	147
Class B common stock, par value $0.0001 per share (50,000 shares authorized; 20,878 and 20,889 shares issued and outstanding at March 31, 2009 and December 31, 2008, respectively)	2	2
Additional paid-in capital	104,703	100,985
Accumulated other comprehensive income/(loss)	(348)	122
Retained earnings/(accumulated deficit)	638	(1,127)
Total stockholders' equity of Duff & Phelps Corporation	105,154	100,129
Noncontrolling interest	136,104	137,630
Total stockholders' equity	241,258	237,759
Total liabilities and stockholders' equity	$394,508	$416,197

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended March 31, 2009
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$89,265	$-		$89,265
Reimbursable expenses	2,037	-		2,037
Total revenues	91,302	-		91,302

Direct client service costs
Compensation and benefits	51,130	(2,331)	(a)	48,799
Other direct client service costs	1,304	-		1,304
Reimbursable expenses	2,015	-		2,015
	54,449	(2,331)		52,118

Operating expenses
Selling, general and administrative	24,940	(922)	(a)	24,018
Depreciation and amortization	2,562	-		2,562
	27,502	(922)		26,580

Operating income	9,351	3,253		12,604

Other expense/(income)
Interest income	(14)	-		(14)
Interest expense	655	-		655
Other expense	17	-		17
	658	-		658

Income before income taxes	8,693	3,253		11,946

Provision for income taxes	2,112	2,834	(b)	4,946

Net income	6,581	419		7,000

Less: Net income attributable to the noncontrolling interest	4,816	(4,816)	(c)	-

Net income attributable to Duff & Phelps Corporation	$1,765	$5,235		$7,000

Pro forma fully exchanged, fully diluted shares outstanding			(d)	34,862

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.20

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.

(b)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 41.4%, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(c)
Represents elimination of the non-controlling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(d)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding and dilutive effect of Ongoing RSAs for the quarter ended March 31, 2009.  The Company believes that IPO Options for the quarter ended March 31, 2009 would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended March 31, 2008
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$93,153	$-		$93,153
Reimbursable expenses	2,328	-		2,328
Total revenues	95,481	-		95,481

Direct client service costs
Compensation and benefits	53,044	(4,331)	(a)	48,713
Other direct client service costs	1,622	-		1,622
Acquisition retention expenses	310	(310)	(b)	-
Reimbursable expenses	2,269	-		2,269
	57,245	(4,641)		52,604

Operating expenses
Selling, general and administrative	26,023	(1,938)	(a)	24,085
Depreciation and amortization	2,176	-		2,176
	28,199	(1,938)		26,261

Operating income	10,037	6,579		16,616

Other expense/(income)
Interest income	(483)	-		(483)
Interest expense	973	-		973
Other expense	591	-		591
	1,081	-		1,081

Income before income taxes	8,956	6,579		15,535

Provision for income taxes	2,264	4,136	(c)	6,400

Net income	6,692	2,443		9,135

Less: Net income attributable to the noncontrolling interest	5,277	(5,277)	(d)	-

Net income attributable to Duff & Phelps Corporation	$1,415	$7,720		$9,135

Pro forma fully exchanged, fully diluted shares outstanding			(e)	34,117

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.27

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.

(b)	Represents elimination of expense associated with deferred payments made in connection with the acquisition of Standard & Poor’s Corporate Value Consulting business in September 2005.

(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 41.2%, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the non-controlling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding and dilutive effect of Ongoing RSAs for the quarter ended March 31, 2008.  The Company believes that IPO Options and Ongoing RSAs for the quarter ended March 31, 2008 would not be considered dilutive when applying the treasury method.

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